UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Oruka Therapeutics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-22873	36-3855489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Oak Grove Avenue Suite 100
Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 606-7910

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORKA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 27, 2026, Oruka Therapeutics, Inc. (“Oruka” or the “Company”) issued a press release, and made publicly available a data presentation, announcing results from its Phase 2a EVERLAST-A clinical trial of ORKA-001, its potentially best-in-class anti-IL-23 antibody, in patients with moderate-to-severe psoriasis (“PsO”). Oruka will host a conference call and webcast today, Monday, April 27, 2026, at 8:00 a.m., Eastern Time, to discuss the data results.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release and presentation attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 27, 2026, Oruka announced results from its Phase 2a EVERLAST-A clinical trial of ORKA-001 in patients with moderate-to-severe PsO.

EVERLAST-A Phase 2a Key 16-Week Results

The Phase 2a EVERLAST-A clinical trial is a randomized, double-blind, placebo-controlled study evaluating ORKA-001 in patients with moderate-to-severe PsO. EVERLAST-A enrolled 84 patients randomized 3:1 to receive 600 mg of ORKA-001 at Weeks 0 and 4 or matching placebo. The primary endpoint is PASI 100, a 100% reduction from baseline in Psoriasis Area and Severity Index (“PASI”), at Week 16. At Week 28, patients who achieve PASI 100 are randomized 2:1 to an arm where either (1) they do not receive another dose until disease recurrence (to evaluate the possibility of both yearly dosing and extended off-treatment remission) or (2) they receive 300 mg ORKA-001 every six months. Patients who do not achieve PASI 100 receive a 300 mg dose every six months.

Initial 16-week findings from EVERLAST-A include efficacy results, which compare favorably versus standard of care across endpoints based on cross-trial comparisons, as well as a favorable safety profile consistent with the IL-23p19 inhibitor class:

●	Primary endpoint achieved: ORKA-001 met the primary endpoint of PASI 100 at Week 16, with 63.5% (40/63) of treated patients achieving complete skin clearance compared to 4.8% (1/21) for placebo (p < 0.0001).

●	Key secondary endpoints were also met, including:

o	IGA 0: 63.5% vs. 4.8% for placebo (p < 0.0001)

o	PASI 90: 82.5% vs. 4.8% for placebo

o	IGA 0/1: 84.1% vs. 4.8% for placebo

●	Safety profile: ORKA-001 was generally well tolerated, with a safety profile consistent with the IL-23p19 inhibitor class:

o	Treatment-emergent adverse events (TEAEs) were reported in 50.8% of ORKA-001-treated patients compared to 57.1% in placebo

o	No serious TEAEs were reported in the ORKA-001 treatment arm

o	No discontinuations due to adverse events were observed

o	The most common TEAE (≥5% in either group) was upper respiratory tract infection (19.0% in the treatment arm vs. 14.3% for placebo)

o	No injection site reactions were reported

The trial is ongoing, and longer-term data, including durability of response and additional safety follow-up, are expected in the second half of 2026.

ORKA-001 Phase 1 Trial

Oruka also reported updated pharmacokinetic (PK) and pharmacodynamic (PD) data from its Phase 1 trial of ORKA-001. Following a single 600 mg dose, ORKA-001 concentrations in the patient population (n=6) remained well above effective trough levels through 52 weeks, with sustained inhibition of IL-23 pathway signaling observed throughout that period. These data support the potential for annual dosing. No impact of anti-drug antibodies on PK was observed in the Phase 1 trial or in the EVERLAST-A trial.

EVERLAST-B Phase 2b Trial

EVERLAST-B is a dose-ranging Phase 2b trial of ORKA-001 in patients with moderate-to-severe PsO. It is designed to enroll approximately 160 patients and will evaluate three dose levels of ORKA-001: 37.5 mg at Week 0, 300 mg at Weeks 0 and 4, and 600 mg at Weeks 0 and 4, versus placebo. The primary endpoint is PASI 100 at Week 16. At Week 28, patients who have achieved PASI 100 will be re-randomized 1:1 to either a 600 mg dose once-yearly or matching placebo. Patients who have not achieved PASI 100 at Week 28 will receive a 300 mg dose every six months. Building on EVERLAST-A, the EVERLAST-B trial is designed to evaluate the potential for ORKA-001 to achieve yearly dosing, higher efficacy and extended off-treatment remissions. EVERLAST-B continues to enroll participants with data expected in 2027.

Forward-looking Statements

This Current Report on Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning Oruka and other matters. These forward-looking statements include, but are not limited to: Oruka’s plans for its product candidates and development programs; the expected timing, progress and results of its clinical trials, including anticipated data readouts from EVERLAST-A and EVERLAST-B; its clinical trial designs and development strategy; its plans for future clinical trials and potential regulatory pathways; the potential clinical profile of ORKA-001, including its safety, efficacy, half-life, pharmacokinetics, dosing regimen and durability; and its business strategy and objectives, as well as other statements that are not historical fact. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Oruka will be those that have been anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond Oruka’s control), including the risks and uncertainties included under the section titled “Risk Factors” contained in our most recent Annual Report on Form 10-K and other periodic or current reports subsequently filed with the Securities and Exchange Commission, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Accordingly, undue reliance should not be placed on these forward-looking statements. All forward-looking statements are based on information currently available to Oruka, and Oruka does not assume any obligation to update any statement to reflect changes in circumstances or its expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 27, 2026
99.2	Presentation, dated April 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oruka Therapeutics, Inc.
(Registrant)

Date: April 27, 2026	By:	/s/ Paul Quinlan
		Name:	Paul Quinlan
		Title:	General Counsel

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